SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                ----------------------


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  February 15, 1996
                                                          -------------------


                               Advanced NMR Systems, Inc.
       ----------------------------------------------------------------------
                (Exact name or registrant as specified in its charter)



                 Delaware                  0-11914            22-2457487
       -------------------------------   ------------     -------------------
       (State or other jurisdiction of   (Commission      (IRS Employer
       incorporation or organization)    File Number)     Identification No.)


              46 Jonspin Road, Wilmington, Massachusetts        01887
       --------------------------------------------------     ----------
               (Address of principal executive offices)       (Zip Code)



       Registrant's telephone number, including area code:   (508) 657-8876
                                                            -----------------


                                         N/A
       ----------------------------------------------------------------------
              (Former name or former address, if changed since last report.)

                                                          Page 1 of 13 Pages
                                                     Exhibit Index on Page 4

           Item 5.   Other Events.
           -------   -------------

                     On February 15, 1996, Advanced NMR Systems, Inc. ("Advanced NMR") learned that a class action complaint ("Complaint") was filed on February 9, 1996 in the Court of Chancery of the State of Delaware, New Castle County, against Advanced NMR, Advanced Mammography Systems, Inc. ("AMS"), a 61% owned subsidiary of Advanced NMR, and certain directors of Advanced NMR and AMS. The Complaint seeks to (i) enjoin the proposed merger ("Merger") of a newly-formed, wholly-owned subsidiary of Advanced NMR, AMS Merger Corporation, a Delaware corporation ("Merger Corp.") into AMS, whereby AMS would become a wholly-owned subsidiary of Advanced NMR, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated February 4, 1996 by and among Advanced NMR, Merger Corp. and AMS; or, (ii) if the Merger is consummated, to award rescissory damages to the proposed class of plaintiffs, on the principal basis that Advanced NMR and the directors named in the Complaint breached their fiduciary duties in approving the Merger Agreement and thus the Merger is unfair to the public stockholders of AMS. The Complaint further demands a judgment ordering defendants, jointly and severally, to pay damages as provided in the Complaint.

                     Advanced NMR is reviewing the complaint and the allegations made therein, however it believes there is no basis for the claims made by plaintiff and intends to vigorously defend the action. The investment banking firm of Houlihan, Lokey, Howard and Zukin, Inc., which was retained by the committee of independent directors of AMS, has rendered an opinion that as of the entry into the Merger Agreement the consideration to be received in the Merger by the AMS stockholders (other than ANMR) was fair from a financial point of view to such stockholders.


           Item 7.   Financial Statements and Exhibits.
           -------   ----------------------------------

                (c)  Exhibits:


                99.  Class Action Complaint Titled Quin R. Frazer v. Jack
                                                   ----------------------
                     Nelson et al. filed on February 9, 1996 in the Court
                     ------------
                     of Chancery in the State of Delaware, New Castle County. (Civ. No. 14831)


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

                                      SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ADVANCED NMR SYSTEMS, INC.



           Dated:  February 16, 1996      By:  /s/ Jack Nelson
                                              ----------------------------
                                              Name:     Jack Nelson
                                              Title:    Chairman





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

                                    EXHIBIT INDEX

           Exhibit   Description                                     Page
           -------   -----------                                     ----

           99.       Class  Action  Complaint  Titled   Quin  R.
                                                        --------
                     Frazer v. Jack Nelson et al. filed February
                     ---------------------------
                     9, 1996   in the Court  of Chancery in  the
                     State of Delaware, New Castle County. (Civ.
                     No. 14831)




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